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                                                                    Exhibit (10)

                                     FORM OF
                  CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated October 15, 2004 in this Registration Statement (Form N-1A Nos. 033-39659 and 811-06292) of UBS U.S. Allocation Fund.

                                [ERNST & YOUNG LLP]

New York, New York
December ___, 2004